UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 30, 2023

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Digital Media Solutions, Inc.
(Exact name of Registrant as specified in its charter)
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Delaware	001-38393	98-1399727
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 140th Avenue N., Suite 101 Clearwater, Florida	33762
(Address of principal executive offices)	(Zip Code)

(877) 236-8632
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	DMS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
Pursuant to Section 9(a) of the Certificate of Designation of Preferences, Rights and Limitations of the Series A Preferred Stock (the “Series A Certificate of Designation”) and the Certificate of Designation of Preferences, Rights and Limitations of the Series B Preferred Stock (the “Series B Certificate of Designation” and, together with the Series A Certificate of Designation, the “Certificates of Designation”) of Digital Media Solutions, Inc. (the “Company”), the Company is required to redeem 1/10th of the outstanding Series A Convertible Redeemable Preferred Stock (the “Series A Preferred Stock”) and Series B Convertible Redeemable Preferred Stock (the “Series B Preferred Stock” and, together with the Series A Preferred Stock, the “Preferred Stock”) for cash or common stock at the Company’s election on a monthly basis beginning on the three-month anniversary of the closing of the transactions contemplated by that certain Securities Purchase Agreement, dated March 29, 2023, offering the Series A Preferred Stock and Series B Preferred Stock (or June 30, 2023), at the “Corporation’s Mandatory Redemption Price” (as defined in the Certificates of Designation).

The Corporation’s Mandatory Redemption Price for the monthly redemption of all outstanding Preferred Stock on June 30, 2023 would be approximately $1.8 million. The Company is not permitted to elect payment in common stock because the Company’s common stock has not traded above the “Floor Price” ($0.484) for 20 trading days prior to redemption, as required by the Certificates of Designation. In addition, on June 30, 2023, the board of directors of the Company determined that the Company is not currently legally permitted under applicable Delaware law to effect a redemption for cash of any Preferred Stock.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2023

Digital Media Solutions, Inc.

/s/ Anthony Saldana
Name:	Anthony Saldana
Title:	General Counsel, Executive Vice President of Legal & Compliance and Secretary